Exhibit 10.20

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Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

RESEARCH AGREEMENT

THIS AGREEMENT effective this lst day of January, 2018 between Oncopia Therapeutics, LLC (hereinafter “Sponsor”) and the REGENTS OF THE UNIVERSITY OF MICHIGAN, a non-profit educational institution (or its agent) of the State of Michigan (hereinafter “University”).

WHEREAS, Sponsor has licensed from University certain patents, under University license agreement number [***] effective August 22, 2016 and amended September 13, 2016, through an assignment from [***] to Oncopia Therapeutics LLC on November 17, 2017 (the “[***] License Agreement”), and subsequently amended on July 30, 2018; and

WHEREAS, the Sponsor wishes to advance the development of compounds licensed to Sponsor by University under the [***] License Agreement, that covers OTT files [***] and [***] and to support research for new compounds at the University; and

WHEREAS, Sponsor and University has entered into a new license agreement with an effective July 30, 2018 (the “[***] License Agreement”); and

WHEREAS, the Sponsor wishes to advance the development of compounds licensed to Sponsor by University under the [***] License Agreement, that covers [***] and to support research for new compounds at the University; and

WHEREAS, the research program contemplated by this Agreement is of mutual interest and benefit to University and to Sponsor, will further the instructional and research objectives of University in a manner consistent with its status as a non-profit, tax-exempt, educational institution, and may derive benefits for both Sponsor and University through inventions, improvements, or discoveries;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree to the following:

ARTICLE l - DEFINITIONS

As used herein, the following terms shall have the following meanings:

1.1 For the purposes of this Agreement, “Affiliate” shall mean any corporation, limited liability company, partnership or other entity that directly or indirectly controls, or is controlled by, or is under common control with, a Party to this Agreement.

1.2 “Project Plan” shall mean the respective Project Plan and associated budget for the Contract Year as mutually agreed upon by the Parties, as described in [***] under the direction [***] as Project Director entitled [***] as appended hereto and made a part of this Agreement as Attachment A.

1.3 “Contract Period” is from January 1, 2018, through December 31, 2018, unless earlier terminated pursuant to thi.s Agreement.

1.4 “Contract Year” shall mean the year long period from January I st through December 31st during the Contract Period.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.5 “Field of Use”

1.5.1 “Field of Use 1” means treatment, palliation, prevention and diagnosis of [***] conceived during the course of providing services under items A4 and A5 of the Project Plan. In addition, Field of Use 1 includes the measurement, indication and/or prediction of the pharmacologic response to any treatment, palliation, prevention or diagnosis of [***] conceived during the course of providing services under items A4 and AS of the Project Plan..

1.5.2 “Field of Use 2” means treatment, palliation, prevention and diagnosis of [***] conceived during the course of providing services under .items Al, A2 and A3 of the Project Plan. In addition, Field of Use 2 includes the measurement, indication and/or prediction of the pharmacologic response to any treatment, palliation, prevention or diagnosis of [***] conceived during the course of providing services under items Al, A2 and A3 of the Project Plan..

1.6 “Intellectual Property” shall mean University Intellectual Property and Joint Intellectual Property.

1.7 “Joint Intellectual Property” shall mean individually and collectively all inventions, disclosures, improvements, modifications or discoveries that satisfy all of the following: (i) [***].

1.8 “Sponsor Intellectual Property” shall mean individually and collectively all inventions, disclosures, improvements, modifications or discoveries which are conceived or made solely as defined by U.S. Patent law, whether or not patentable or copyrightable, [***].

1.9 “University Intellectual Property” shall mean individually and collectively all inventions, disclosures, improvements, modification or discoveries, whether or not patentable or copyrightable, which are conceived or made solely as defined by U.S. Patent law [***].

ARTICLE 2 - RESEARCH WORK

2.1 University and Sponsor shall use reasonable efforts to perform such Project Plan during the Contract Year substantially in accordance with the terms and conditions of this Agreement, including Attachment A. In addition, the University represents, that it has the right to enter this Agreement and to have its employees petform their respective obligations. The Project Director may propose revisions to the Project Plan from time to time during the Contract Period. If any revision results in support of an area beyond the currently defined Field of Use, (whether such support is allocated from the existing budget or additional funds from the Sponsor) such areas will be deemed to be an amendment to the Field of Use for all purposes of this Agreement. Any revision must be approved, in advance and in writing, by the Sponsor. The Sponsor, University and Project Director acknowledge and agree that it is their understanding that a portion of the

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

budget will be allocated among all projects undertaken by the Project Director during the Contract Period as described in the Project Plan, as may be amended from time to time by mutual written agreement of the parties. In the event that the Project Director becomes unable or unwilling to continue the Project Plan, and a mutually acceptable substitute is not available, Sponsor shall have the option to terminate said Project Plan, or a portion thereof. In the event of such termination, University shall cooperate and assist Sponsor with a transfer of copies of records, data, and other information relating to the Project Plan to which Sponsor is entitled as of the date of termination, including, but not limited to the research tools on Attachment B.

2.2 (a) The University represents that neither the Project Director nor any person employed by the University to work on the Project Plan has been disbarred under Section 306(a) or Section 306(b) of the Federal Food, Drug and Cosmetic Act and that no person so disbarred will in the future be employed to perform any services in connection with the Project Plan. The University also represents that no person working on the Project Plan, including the Project Director, has a conviction which could lead to disbarment under Section 306(a) or Section 306(b). Furthermore, the University will notify the Sponsor immediately of any action which might cause disbarment or conviction under Section 306(a) or Section 306(b) of any person working on the Project Plan.

(b) The Project Director represents that he has not been disbarred under Section 306(a) or Section 306(b) of the Federal Food, Drug and Cosmetic Act and that he will not allow any person so disbarred to petform any services in connection with the Project Plan. The Prqject Director also represents that he has no conviction which could lead to disbarment under Section 306(a) or Section 306(b). Furthermore, the Project Director will notify the Sponsor immediately of any action which might cause disbarment or conviction under Section 306(a) or Section 306(b) of any person working on the Project Plan.

ARTICLE 3 - REPORTS AND CONFERENCES

3.1 Written program reports shall be provided by University to Sponsor not less frequently than semi-annually for the Contract year and a final report shall be submitted by University at the conclusion of the Contract Period. Formal oral program reports shall be provided by University to Sponsor on a quarterly basis and Project Director shall provide informal communications to Sponsor, in writing or by telecommunication on a regular, as-needed basis.

3.2 During the term of this Agreement, representatives of University shall meet with representatives of Sponsor at times and places mutually agreed upon, but no less frequently than annually, to review the progress and results as well as ongoing plans, or changes therein, of the Project Plan to be performed hereunder.

3.3 The Sponsor shall have the right to use certain data and research tools developed by the University as described in Attachment B during the Term of the [***] License Agreement. In addition, Sponsor may use information and data contained in reports that are generated pursuant to the Project Plan provided such use in accordance with the provisi.ons of Articles 7, 8 and 15 below. Authorized representatives of the Sponsor or its designee shall have the right, upon reasonable and advance notice, and during regular business hours, to monitor, examine and inspect the University’s and Project Director’s facilities and records associated with this Project Plan, and inspect and copy all work products relating to the Project Plan in accordance with this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 4 - COSTS, BILLINGS, AND OTHER SUPPORT

4.1 It is agreed that total costs to Sponsor for the performance of servkes and purchase of equipment necessary to complete the Project Plan during the first 12-months of the Contract Period shall be but not exceed, [***] as shown Attachment B.

Payments to the University by Sponsor over the Contract Period are described below. All payments in US dollars shall be made in accordance with the table below:

Contract Year from January 1 to December 31	Full Amount Due
2018	[***]	[***] [***] [***]
2018 Total	[***]

4.2 University shall retain title to any equipment purchased with funds provided by Sponsor under this Agreement. University may purchase equipment designated in the budget not to exceed a total of [***] of the total budget stated in Section 4.1 without Sponsor approval. Other equipment purchases must be approved in writing by Sponsor.

4.3 In the event of early termination of the Project Plan by Sponsor pursuant to this Agreement, Sponsor shall pay all actual budgeted costs accrued by University as of the date of termination, including non-cancelable obligations, which shall include all non-cancelable contracts and fellowships or postdoctoral associate appointments called for in the Project Plan, incurred prior to the effective date of termination, to the extent such personnel cannot be reassigned to other projects. After termination, any obligation of Sponsor for fellowships or postdoctoral associates shall end no later than the end of University’s academic year during which termination occurs.

ARTICLE 5 - PUBLICITY

Sponsor will not use the name of University, nor of any member of University’s Project Plan staff, in any advertising, news release or other promotional activity without the prior written approval of an authorized representative of University which shall not be unreasonably withheld. University will not use the name of Sponsor, nor any employee of Sponsor, in any advertising or other promotional activity without the prior written approval of Sponsor. Nothing herein shall restrict either party’s right to disclose the existence of this Agreement, the identity of the parties, or the nature of the Project Plan, or to comply with any disclosure requirements of securities regulatory authorities, without consent of the other party.

ARTICLE 6 - PUBLICATIONS

Sponsor recognizes that under University policy, the results of studies conducted pursuant to the Project Plan must be available for publication and agrees that researchers engaged in the studies shall be permitted to present at symposia, national, or regional professional meetings, and to publish in journals, theses or dissertations, or otherwise of their own choosing, methods and results of the studies, provided, however, that Sponsor shall have been furnished copies of any proposed publication or presentation for review at least [***] in advance of the submission of such proposed publication or presentation to a journal, editor, or other third party. Sponsor shall have [***] after receipt of said copies, to object to such proposed presentation or proposed publication because there is patentable subject matter which needs protection or because Confidential Information disclosed pursuant to Article 15, below, is contained therein.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

In the event that Sponsor makes such objection, said researcher(s) shall refrain from making such publication or presentation for a maximum of [***] from date of receipt of such objection in order for University, or Sponsor, as the case may be, to file patent application(s) with the United States Patent and Trademark Office or foreign patent office(s) directed to the patentable subject matter contained in the proposed publication or presentation. University will comply with Sponsor’s request to delete or modify Confidential Information. Sponsor may also comment upon, but may not make editorial changes to, the results and conclusions set forth in such copies and researchers shall consider such comments in good faith.

ARTICLE 7 - INTELLECTUAL PROPERTY

7.1 a) All rights and title to University Intellectual Property outside the Field of Use 1 or Field of Use 2 discovered or conceived during the course of providing services under the Project Plan shall belong to [***] and shall be subject to the terms and conditions of this Agreement [***].

b) All rights and title to University Intellectual Property within the Field of Use 1 or Field of Use 2 shall belong to [***] and shall be subject to the terms and conditions of this Agreement [***].

7.2 All rights and title to Sponsor Intellectual Property under the Project Plan, whether within or outside of the Field of Use 1 or Field of Use 2 shall belong to [***] Such inventions, improvements, and discoveries shall not be subject to the terms and conditions of this Agreement.

7.3 All rights and title to Joint Intellectual Property within and outside of the Field of Use 1 or Field of Use 2 shall be [***] and shall be subject to the terms and conditions of this Agreement [***].

7.4 Following submission of an invention disclosure to the University’s Office of Technology Transfer that describes the conception or reduction to practice of Intellectual Property by the Project Director in performance of this Agreement, the University will notify Sponsor within [***] of such disclosure. If [***] directs that a patent application or application for other intellectual property protection be filed, [***] shall promptly prepare, file, and prosecute such U.S. and foreign application in [***] name, or in the names of both parties if the invention is Joint Intellectual Property and the [***] in connection with such preparation, filing, prosecution, and maintenance of U.S. and foreign application(s). [***] shall cooperate with [***] to assure that such application(s) will cover, to the best of [***] knowledge, all items of commercial interest and importance. While [***] shall be responsible for making decisions regarding scope and content of application(s) to be filed and prosecution thereof, [***] shall [***] shall inform [***] of all developments with respect to such application(s) and shall promptly supply to [***] copies of all papers received and filed in connection with the prosecution thereof in sufficient time for [***].

7.5 The Project Director shall make a final invention report to the University’s Office of Technology Transfer within [***] of the earlier of termination or expiration of this Agreement, and the University shall notify the Sponsor in accordance with section 7.4.

7.6 With respect to Joint Intellectual Property, if [***] elects not to [***] shall be free to

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

file or continue prosecution or maintain any such application(s), and to maintain any protection issuing thereon in the U.S. and in any foreign country at such [***]. If [***] discontinues [***] for the prosecution or maintenance of the protection of Joint Intellectual Property and [***] elects to solely continue prosecution or maintain any such applications(s), all [***] rights in the applicable patents or patent applications, shall be transferred to [***].

7.7 With respect to University Intellectual Property, if [***] elects [***] shall be free to file or continue prosecution or maintain any such application(s), and to maintain any protection issuing thereon in the U. S. and in any foreign country at [***] and all [***] rights in the applicable patents or patent applications shall be tenninated; provided, however, if [***] in [***]. If [***] elects to continue such prosecution or maintenance, which election must occur within [***] of [***] notice to [***] to the extent that such [***] is not licensed to a third party, [***] shall execute such documents and perform such acts [***] as may be reasonably necessary for [***] to so continue such prosecution and maintenance and all [***] rights in the patents or patent applications shall be terminated other than those retained pursuant to Section 8.5 below.

ARTICLE 8 - GRANT OF RIGHTS

8.1 University hereby grants Sponsor a royalty-free, non-exclusive license to use University Intellectual Property, whether within or outside of the Field of Use 1 or Field of Use 2, within its own organization for any noncommercial purpose.

8.2 University Intellectual Property and/or Joint Intellectual Property

8.2.1 With respect to University Intellectual Property and/or Joint Intellectual Property within the Field of Use 1, upon Sponsor’s request, such request to be within [***] from the date of the University’s disclosure to Sponsor, such University Intellectual Property and the University’s interest in Joint Intellectual Property shall be added to the definition of PATENT RIGHTS in the [***] License Agreement. All the terms and conditions of the [***] License Agreement shall apply.

8.2.2 With respect to University Intellectual Property and/or Joint Intellectual Property within the Field of Use 2, upon Sponsor’s request, such request to be within [***] from the date of the University’s disclosure to Sponsor, such University Intellectual Property and the University‘s interest in Joint Intellectual Property shall be added to the definition of PATENT RIGHTS in the [***] License Agreement. All the terms and conditions of the [***] License Agreement shall apply.

8.3 With respect to University Intellectual Property outside the Field of Use 1 or Field of Use 2, University hereby grants the first option, at Sponsor’s sole selection, for either (a) a [***] license to use University Intellectual Property for [***] or (b) an [***] license with a right to [***]. Upon Sponsor’s exercise of the option, the parties shall promptly negotiate a new license agreement in good faith, or upon mutual agreement, the University Intellectual Property may be described and added to the definition of Patent Rights contained in any license agreement then in effect between the parties. This option shall extend for a period of [***] from the disclosure of University Intellectual Property to Sponsor.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

8.4 In the event that Sponsor wishes to exclusively commercialize Joint Intellectual Property outside the Field of Use 1 or Field of Use 2, [***] shall pay full patent costs for protection and maintenance such joint inventions and shall be given an option to negotiate an agreement, containing [***] whereby the University will [***]. Upon Sponsor’s exercise of the option, the parties shall promptly negotiate a license agreement in good faith. Upon mutual agreement the Joint Intellectual Property may be described and added to any license agreement then in effect between the parties or negotiate a new license agreement, as the case may be. This option shall extend for a period of [***] from the disclosure of Joint Intellectual Property to Sponsor.

8.5 In the event that Sponsor acquires an exclusive license or right under subsections 8.3 or 8.4 of this Article, the University will retain the right, to continue to use any University Intellectual Property and Joint Intellectual Property within the University for any noncommercial purpose.

8.6 Rights granted to Sponsor pursuant to this Agreement may be subject to [***].

8.7 The Sponsor shall be in materia] breach of this Agreement if Sponsor fails to make any and all of the payments due to University under this Agreement during the Contract Year as described in Section 4.1. Upon such failure to pay, all options and rights to Intellectual Property granted to Sponsor during the Contract Year under Section 8 shall be immediately revoked and terminated. Additionally, all rights and licenses to Intellectual Property generated during the Contract Year that Sponsor fails to make full payment shall be immediately removed from the Patent Rights of the [***] License Agreement and [***] License Agreement, and all such rights and licenses to Intellectual Property shall be immediately revoked without the right to cure such breach under Section 9.2

ARTICLE 9 ·TERM AND TERMINATION

9.1 This Agreement shall become effective upon the date first written above and shall continue in effect for the full duration of the Contract Period. The parties hereto may, however, extend the term of this Agreement for additional periods as desired under mutually agreeable terms and conditions which the parties reduce to writing and sign. Sponsor may terminate this Agreement upon [***] prior written notice to the University. The Sponsor or the University may terminate the Agreement or the Project Plan or any portion thereof, immediately if they determine that the safety of persons participating will be compromised if the work continues. The University may terminate this Agreement upon [***] prior written notice to Sponsor if in the opinion of the University, as advised by legal counsel, continuation would violate any law, or regulation. [***]. In addition, if the performance of this Agreement by the University is prevented, restricted or delayed by reason of any cause beyond the reasonable control of the University, unless conclusive evidence to the contrary is provided, the University shall be excused from performing to the extent reasonable. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

9.2 In the event that either party commits any material breach of or default in any of the material terms or conditions of this Agreement, and fails to remedy such material default or breach within [***] after receipt of written notice thereof from the other party, the party giving notice may, at its option and in addition to any other remedies which it may have at law or in equity, terminate this Agreement by sending notice of termination in writing to the other party. Such termination shall be effective as of the date of the receipt of such notice.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

9.3 Subject to Paragraph 8.7, no termination of this Agreement, however effectuated, shall release the parties from their rights and obligations accrued prior to the effective date of termination.

9.4 Upon termination of this Agreement for any reason, University shall either return or destroy, at the direction of the Sponsor and at Sponsor’s cost, any Confidential Information used in connection with the Project Plan. If Sponsor instructs University to destroy such matter, University shall provide Sponsor with a written certificate that it has done so.

ARTICLE 10 - INDEPENDENT CONTRACTOR

10.1 University shall be deemed to be and shall be an independent contractor and as such University shall not be entitled to any benefits applicable to employees of Sponsor;

10.2 Neither party is authorized or empowered to act as agent for the other for any purpose and shall not on behalf of the other enter into any contract, warranty or representation as to any matter. Neither shall be bound by the acts or conduct of the other.

ARTICLE 11 - INSURANCE AND INDEMNIFICATION

11.1 University warrants and represents that University has adequate liability insurance, such protection being applicable to officers, employees, and agents while acting within the scope of their employment by University. University has no liability insurance policy as such that can extend protection to any other person.

11.2 Each party hereby assumes any and all risks of personal injury and property damage attributable to the negligent acts or omissions of that party and the officers, employees, and agents thereof.

11.3 Sponsor understands that the University is an educational institution created under Article 8, Section 5 of the Michigan Constitution and operated pursuant to authority conferred by the State of Michigan. As a state institution the University is prohibited from lending the credit of the state pursuant to Article 9 of the Michigan Constitution. Sponsor acknowledges that this Agreement does not confer upon Sponsor any right of claim of indemnification by the University, either express or implied.

ARTICLE 12 - GOVERNING LAW

This Agreement shall be governed and construed in accordance with the laws of the State of Michigan.

ARTICLE 13 - ASSIGNMENT

13.1 Except as provided in Section 13.2, this Agreement shall not be assigned by either party without the prior written consent of the parties hereto.

13.2 This Agreement is assignable without consent to any Affiliate of Sponsor, or in the event Sponsor assigns this Agreement to a successor-in-interest as a consequence of a merger, consolidation, sale of substantially all of the assets of Sponsor or transfer of more than 50% of its voting securities. Sponsor shall provide written notice to University within [***] of the closing of such assignment.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 14 - ENTIRE AGREEMENT/MODIFICATION

This Agreement, and its Attachments contain the entire agreement between the parties. Any agreement to change the terms of this Agreement in any way shall be valid only if the change is made in writing and approved by mutual agreement of authorized representatives of the parties hereto.

ARTICLE 15 - CONFIDENTIALITY

15.1 University agrees to use the proprietary information and data acquired from Sponsor and identified as such at the time of disclosure (“Confidential Information”) only in performing the services of this Agreement and not to disclose to any third party any such Confidential Information during and for a period of [***] from the date of disclosure. Confidential Information shall be disclosed in writing or reduced to writing within [***] of disclosure to University.

15.2 The obligation to protect Confidential Information shall not apply to any information that: (1) is already in the possession of, or is independently developed by, University without reliance on or reference to any information received from Sponsor; (2) becomes publicly available other than through breach of this provision; (3) is received by University from a third party with authorization to make such disclosure; (4) is released with Sponsor’s written consent; or (5) is required to be released by law or court order provided Sponsor receives sufficient notice in advance of such release in order that Sponsor may apply for a protective order or other confidential treatment.

ARTICLE 16 - NOTICES

Notices hereunder shall be deemed made if given by confirmable fax or email with subsequent hard copy, registered or certified envelope, postage prepaid, and addressed to the party to receive such notice at the address given below, or such other address as may hereafter be designated by notice in writing:

If to Sponsor:	[***]
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If to University:	[***]
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Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 17 - SURVIVAL

Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to the survival of any accrued rights or obligations of either the University or Sponsor under Articles 1, 5, 6,7, 8, 11, 12, 14, 15, 16, and 17 and Sections 3.3, 4.3, 9.3, 9.4, and Attachment B for any reason whatsoever, each in accordance with their stated term if a term is stated, and indefinitely if no term is stated.

AGREED TO:

ONCOPIA THERAPEUTICS, LLC		THE REGENTS OF THE UNIVERSITY OF MICHIGAN

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Read and Acknowledged by:

[***]

[***]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Attachment A: Project Plan

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